UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2005

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 1, 2005, the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association) named Daniel H. Mudd as President and Chief Executive Officer of the company, effective immediately. The company announced Mr. Mudd’s appointment on that date and also announced that Stephen B. Ashley would continue in his role as Chairman of the Board.

Daniel Mudd, age 46, had been serving as Fannie Mae’s Vice Chairman and interim Chief Executive Officer since December 21, 2004. Mr. Mudd served as Vice Chairman of the Board and Chief Operating Officer of Fannie Mae from February 2000 to December 2004. Prior to his employment with Fannie Mae, Mr. Mudd was President and Chief Executive Officer of GE Capital, Japan, a diversified financial services company and a wholly-owned subsidiary of the General Electric Company, from April 1999 to February 2000. He also served as President of GE Capital, Asia Pacific, from May 1996 to June 1999.

Fannie Mae previously entered into an employment agreement with Mr. Mudd. Information regarding Mr. Mudd’s employment agreement is contained in a Form 8-K Fannie Mae filed on December 27, 2004 under the heading "Employment Agreements with Messrs. Mudd and Levin" and was updated in a Form 8-K Fannie Mae filed on March 11, 2005 under the subheadings "Salary Actions" and "Amendment to Mr. Mudd’s Employment Agreement." These portions of these Forms 8-K are incorporated herein by reference.

The Board of Directors has requested the Compensation Committee to propose a new employment agreement and compensation arrangements for Mr. Mudd in connection with his appointment as President and Chief Executive Officer for approval by the Board. Any provisions of a new agreement relating to benefits upon termination of Mr. Mudd’s employment will be subject to review and approval by the Director of the Office of Federal Housing Enterprise Oversight ("OFHEO"). In connection with its capital restoration plan, Fannie Mae also has committed to seek OFHEO’s prior approval for all payment of bonuses or other non-salary compensation awards for executive officers, including Mr. Mudd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

June 7, 2005	By:	Ann M. Kappler

Name: Ann M. Kappler
Title: Executive Vice President and General Counsel